CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2023 OPERATING RESULTS

Houston, Texas (August 3, 2023) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2023. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and six months ended June 30, 2023 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Per Diluted Share	2023	2022	2023	2022
EPS	$0.84	$4.54	$1.22	$5.37
FFO	$1.67	$1.64	$3.33	$3.14
Core FFO	$1.70	$1.61	$3.36	$3.10
Core AFFO	$1.51	$1.42	$3.01	$2.77

	Three Months Ended	2Q23 Guidance	2Q23 Guidance
Per Diluted Share	June 30, 2023	Midpoint	Variance
EPS(1)	$0.84	$0.38	$0.46
FFO(1)	$1.67	$1.66	$0.01
Core FFO	$1.70	$1.68	$0.02
(1) 2Q23 EPS and FFO guidance adjusted to reflect $0.02 impact from retirement of secured variable rate debt previously announced on May 31, 2023.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	2Q23 vs. 2Q22	2Q23 vs. 1Q23	2023 vs. 2022
Revenues	6.1%	1.5%	7.0%
Expenses	5.8%	0.9%	6.8%
Net Operating Income ("NOI")	6.2%	1.8%	7.1%

Same Property Results	2Q23	2Q22	1Q23
Occupancy	95.4%	96.8%	95.3%

For 2023, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	July 2023*	July 2022	2Q23	2Q22
Signed New Lease Rates	1.6%	13.0%	2.2%	16.2%
Signed Renewal Rates	5.2%	12.6%	5.9%	14.4%
Signed Blended Lease Rates	3.4%	12.8%	4.1%	15.2%

New Lease and Renewal Data - Date Effective (2)	July 2023*	July 2022	2Q23	2Q22
Effective New Lease Rates	2.0%	15.3%	2.2%	15.1%
Effective Renewal Rates	6.3%	14.5%	6.3%	13.2%
Effective Blended Lease Rates	4.1%	14.9%	4.0%	14.2%
*Data as of July 31, 2023
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Turnover Data	July 2023*	July 2022	2Q23	2Q22
Occupancy	95.6%	96.7%	95.4%	96.8%
Annualized Gross Turnover	61%	63%	54%	54%
Annualized Net Turnover	50%	54%	44%	47%
*Data as of July 31, 2023

Development Activity
During the quarter, construction was completed at Camden Tempe II in Tempe, AZ and lease-up was completed subsequent to quarter end. Additionally, leasing continued at Camden NoDa in Charlotte, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/31/2023
Camden Tempe II	Tempe, AZ	397	$106.5	95%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/31/2023
Camden NoDa	Charlotte, NC	387	$108.0	64%
Camden Durham	Durham, NC	420	145.0
Camden Village District	Raleigh, NC	369	138.0
Camden Woodmill Creek	The Woodlands, TX	189	75.0
Camden Long Meadow Farms	Richmond, TX	188	80.0
Total		1,553	$546.0

Disposition Activity
During the quarter, the Company disposed of a 138-apartment home community in Costa Mesa, CA for approximately $61.1 million and recognized a gain of approximately $48.9 million.

Liquidity Analysis
As of June 30, 2023, Camden had approximately $725.5 million of liquidity comprised of approximately $20.3 million in cash and cash equivalents, and $705.2 million of availability under its unsecured credit facility. At quarter-end, the Company had $212.3 million left to fund under its existing wholly-owned development pipeline.

Capital Market Transactions
During the quarter, the Company utilized its unsecured revolving credit facility to retire approximately $185.2 million of secured variable rate debt and recognized charges in conjunction with this early retirement of debt of approximately $2.5 million. Also during the quarter, the Company retired its 5.07% $250.0 million senior note payable which matured in June 2023.

Earnings Guidance
Camden updated its earnings guidance for 2023 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2023 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	3Q23	2023	2023 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS(1)	$0.41 - $0.45	$2.07 - $2.17	$2.12	$1.67	$0.45
FFO(1)	$1.71 - $1.75	$6.80 - $6.90	$6.85	$6.84	$0.01
Core FFO	$1.71 - $1.75	$6.83 - $6.93	$6.88	$6.86	$0.02
(1) Prior EPS and FFO guidance adjusted to reflect $0.02 impact from retirement of secured variable rate debt previously announced on May 31, 2023.

	2023
Updated Same Property Growth Guidance	Range	Midpoint	Prior	Change
Revenues	5.15% - 6.15%	5.65%	5.65%	—%
Expenses	6.35% - 7.35%	6.85%	6.85%	—%
NOI	4.00% - 6.00%	5.00%	5.00%	—%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2023 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call

Friday, August 4, 2023 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6722168
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,961 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 60,514 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 16 consecutive years, most recently ranking #33. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
OPERATING DATA

Property revenues (a)	$385,499	$361,716	$763,662	$673,075

Property expenses
Property operating and maintenance	87,742	79,418	173,027	149,855
Real estate taxes	49,855	48,393	99,251	88,266
Total property expenses	137,597	127,811	272,278	238,121

Non-property income
Fee and asset management	718	1,190	1,296	3,640
Interest and other income	431	662	493	2,793
Income/(loss) on deferred compensation plans	2,844	(14,678)	8,756	(22,175)
Total non-property income/(loss)	3,993	(12,826)	10,545	(15,742)

Other expenses
Property management	8,751	7,282	17,048	14,496
Fee and asset management	420	359	833	1,534
General and administrative	15,863	15,734	31,219	30,524
Interest	33,578	29,022	66,421	53,564
Depreciation and amortization	143,054	157,734	285,498	270,872
Expense/(benefit) on deferred compensation plans	2,844	(14,678)	8,756	(22,175)
Total other expenses	204,510	195,453	409,775	348,815

Loss on early retirement of debt	(2,513)	—	(2,513)	—
Gain on sale of operating property	48,919	—	48,919	36,372
Gain on acquisition of unconsolidated joint venture interests	—	474,146	—	474,146
Equity in income of joint ventures	—	—	—	3,048
Income from continuing operations before income taxes	93,791	499,772	138,560	583,963
Income tax expense	(851)	(886)	(2,001)	(1,476)
Net income	92,940	498,886	136,559	582,487
Less income allocated to non-controlling interests	(1,841)	(1,571)	(3,543)	(4,427)
Net income attributable to common shareholders	$91,099	$497,315	$133,016	$578,060

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$92,940	$498,886	$136,559	$582,487
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	369	717	738
Comprehensive income	93,298	499,255	137,276	583,225
Less income allocated to non-controlling interests	(1,841)	(1,571)	(3,543)	(4,427)
Comprehensive income attributable to common shareholders	$91,457	$497,684	$133,733	$578,798

PER SHARE DATA

Total earnings per common share - basic	$0.84	$4.59	$1.22	$5.41
Total earnings per common share - diluted	0.84	4.54	1.22	5.37

Weighted average number of common shares outstanding:
Basic	108,663	108,106	108,616	106,729
Diluted	109,392	109,745	108,636	108,393

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2023, we recognized $385.5 million of property revenue which consisted of approximately $343.1 million of rental revenue and approximately $42.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $361.7 million recognized for the three months ended June 30, 2022, made up of approximately $320.9 million of rental revenue and approximately $40.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2023, we recognized $763.7 million of property revenue which consisted of approximately $680.3 million of rental revenue and approximately $83.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $673.1 million of property revenue recognized for the six months ended June 30, 2022, made up of approximately $597.9 million of rental revenue and approximately $75.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.3 million and $9.4 million for the three months ended June 30, 2023 and 2022, respectively and was $20.8 million and $17.7 million for the six months ended June 30, 2023 and 2022, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$91,099	$497,315	$133,016	$578,060
Real estate depreciation and amortization	140,013	155,206	279,400	265,743
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,841	1,571	3,543	4,427
Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
Funds from operations	$184,034	$179,946	$367,040	$340,421

Plus: Casualty-related expenses, net of recoveries	981	251	939	251
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements	—	555	84	555
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Plus: Expensed development & other pursuit costs	471	—	471	—
Less: Net below market lease amortization	—	(3,442)	—	(4,303)
Less: Miscellaneous (income)/expense (a)	(364)	(194)	(364)	(2,071)
Core funds from operations	$187,635	$177,116	$370,683	$335,749

Less: recurring capitalized expenditures (b)	(21,034)	(21,430)	(38,613)	(35,681)

Core adjusted funds from operations	$166,601	$155,686	$332,070	$300,068

PER SHARE DATA
Funds from operations - diluted	$1.67	$1.64	$3.33	$3.14
Core funds from operations - diluted	1.70	1.61	3.36	3.10
Core adjusted funds from operations - diluted	1.51	1.42	3.01	2.77
Distributions declared per common share	1.00	0.94	2.00	1.88

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,262	109,745	110,232	108,393

PROPERTY DATA
Total operating properties (end of period) (c)	172	171	172	171
Total operating apartment homes in operating properties (end of period) (c)	58,961	58,425	58,961	58,425
Total operating apartment homes (weighted average)	59,039	58,282	58,938	54,608

(a) Activity relates to proceeds from an earn-out from a previously sold technology investment.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
ASSETS
Real estate assets, at cost
Land	$1,727,182	$1,722,881	$1,716,273	$1,706,396	$1,695,118
Buildings and improvements	10,848,837	10,778,795	10,674,619	10,574,820	10,440,037
	12,576,019	12,501,676	12,390,892	12,281,216	12,135,155
Accumulated depreciation	(4,113,095)	(3,987,438)	(3,848,111)	(3,709,487)	(3,572,764)
Net operating real estate assets	8,462,924	8,514,238	8,542,781	8,571,729	8,562,391
Properties under development, including land	516,543	515,134	524,981	529,076	581,844
Total real estate assets	8,979,467	9,029,372	9,067,762	9,100,805	9,144,235
Accounts receivable – affiliates	12,121	12,121	13,364	13,258	13,258
Other assets, net (a)	239,958	226,394	229,371	231,645	249,865
Cash and cash equivalents	20,326	20,419	10,687	62,027	72,095
Restricted cash	8,531	6,863	6,751	6,390	6,563
Total assets	$9,260,403	$9,295,169	$9,327,935	$9,414,125	$9,486,016

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,352,415	$3,232,682	$3,165,924	$3,173,198	$3,222,252
Secured	330,015	515,134	514,989	514,843	514,698
Accounts payable and accrued expenses	192,613	191,468	211,370	212,558	195,070
Accrued real estate taxes	93,642	48,084	95,551	125,210	86,952
Distributions payable	110,465	110,444	103,628	103,620	103,621
Other liabilities (b)	189,711	193,804	179,552	176,334	186,143
Total liabilities	4,268,861	4,291,616	4,271,014	4,305,763	4,308,736

Equity
Common shares of beneficial interest	1,156	1,156	1,156	1,156	1,156
Additional paid-in capital	5,907,828	5,903,437	5,897,454	5,893,623	5,890,792
Distributions in excess of net income attributable to common shareholders	(666,218)	(648,457)	(581,532)	(525,127)	(452,865)
Treasury shares	(320,675)	(321,431)	(328,684)	(329,027)	(328,975)
Accumulated other comprehensive loss (c)	(1,057)	(1,415)	(1,774)	(2,632)	(3,001)
Total common equity	4,921,034	4,933,290	4,986,620	5,037,993	5,107,107
Non-controlling interests	70,508	70,263	70,301	70,369	70,173
Total equity	4,991,542	5,003,553	5,056,921	5,108,362	5,177,280
Total liabilities and equity	$9,260,403	$9,295,169	$9,327,935	$9,414,125	$9,486,016

(a) Includes net deferred charges of:	$7,033	$7,710	$8,413	$8,961	$307

(b) Includes deferred revenues of:	$1,239	$1,348	$304	$331	$358

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net income attributable to common shareholders	$91,099	$497,315	$133,016	$578,060
Real estate depreciation and amortization	140,013	155,206	279,400	265,743
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,841	1,571	3,543	4,427
Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
Funds from operations	$184,034	$179,946	$367,040	$340,421

Plus: Casualty-related expenses, net of recoveries	981	251	939	251
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements	—	555	84	555
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Plus: Expensed development & other pursuit costs	471	—	471	—
Less: Net below market lease amortization	—	(3,442)	—	(4,303)
Less: Miscellaneous (income)/expense (a)	(364)	(194)	(364)	(2,071)
Core funds from operations	$187,635	$177,116	$370,683	$335,749

Less: recurring capitalized expenditures	(21,034)	(21,430)	(38,613)	(35,681)

Core adjusted funds from operations	$166,601	$155,686	$332,070	$300,068

Weighted average number of common shares outstanding:
EPS diluted	109,392	109,745	108,636	108,393
FFO/Core FFO/ Core AFFO diluted	110,262	109,745	110,232	108,393
a) Activity relates to proceeds from an earn-out from a previously sold technology investment

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended June 30,		Three Months Ended March 31,
	2023	2022	2023	2022
Total Earnings Per Common Share - Diluted	$0.84	$4.54	$1.22	$5.37
Real estate depreciation and amortization	1.26	1.41	2.52	2.45
Adjustments for unconsolidated joint ventures	—	—	—	0.02
Income allocated to non-controlling interests	0.01	0.01	0.03	0.01
Gain on sale of operating property	(0.44)	—	(0.44)	(0.34)
Gain on acquisition of unconsolidated joint venture interests	—	(4.32)	—	(4.37)
FFO per common share - Diluted	$1.67	$1.64	$3.33	$3.14

Plus: Casualty-related expenses, net of recoveries	0.01	—	0.01	—
Plus: Severance	—	—	—	0.01
Plus: Legal costs and settlements	—	—	—	0.01
Plus: Loss on early retirement of debt	0.02	—	0.02	—
Plus: Expensed development & other pursuit costs	—	—	—	—
Less: Net below market lease amortization	—	(0.03)	—	(0.04)
Less: Miscellaneous (income)/expense (a)	—	—	—	(0.02)
Core FFO per common share - Diluted	$1.70	$1.61	$3.36	$3.10

Less: recurring capitalized expenditures	(0.19)	(0.19)	(0.35)	(0.33)

Core AFFO per common share - Diluted	$1.51	$1.42	$3.01	$2.77

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, from real estate transactions not sold as of quarter close due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	3Q23	Range	2023	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.41	$0.45	$2.07	$2.17
Expected real estate depreciation and amortization	1.29	1.29	5.12	5.12
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Reported (gain) on sale of operating properties	—	—	(0.44)	(0.44)
Expected FFO per share - diluted	$1.71	$1.75	$6.80	$6.90
Anticipated Adjustments to FFO	—	—	0.03	0.03
Expected Core FFO per share - diluted	$1.71	$1.75	$6.83	$6.93

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net income	$92,940	$498,886	$136,559	$582,487
Less: Fee and asset management income	(718)	(1,190)	(1,296)	(3,640)
Less: Interest and other income	(431)	(662)	(493)	(2,793)
Less: Income/(loss) on deferred compensation plans	(2,844)	14,678	(8,756)	22,175
Plus: Property management expense	8,751	7,282	17,048	14,496
Plus: Fee and asset management expense	420	359	833	1,534
Plus: General and administrative expense	15,863	15,734	31,219	30,524
Plus: Interest expense	33,578	29,022	66,421	53,564
Plus: Depreciation and amortization expense	143,054	157,734	285,498	270,872
Plus: Expense/(benefit) on deferred compensation plans	2,844	(14,678)	8,756	(22,175)
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Less: Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
Less: Equity in income of joint ventures	—	—	—	(3,048)
Plus: Income tax expense	851	886	2,001	1,476
NOI	$247,902	$233,905	$491,384	$434,954

"Same Property" Communities	$205,054	$193,066	$406,459	$379,464
Non-"Same Property" Communities	39,495	35,385	78,348	47,047
Development and Lease-Up Communities	1,763	9	2,615	9
Disposition/Other	1,590	5,445	3,962	8,434
NOI	$247,902	$233,905	$491,384	$434,954

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains on the disposition of depreciated property, including gains (losses) on change of control, plus impairment write-downs of depreciated property with adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. Adjusted EBITDAre excludes equity in (income) loss of joint ventures, (gain) loss on land, and loss on early retirement of debt. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter result and by 2 for six month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net income	$92,940	$498,886	$136,559	$582,487
Plus: Interest expense	33,578	29,022	66,421	53,564
Plus: Depreciation and amortization expense	143,054	157,734	285,498	270,872
Plus: Income tax expense	851	886	2,001	1,476
Less: Gain on sale of operating property	(48,919)	—	(48,919)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	(474,146)	—	(474,146)
EBITDAre	$221,504	$212,382	$441,560	$397,881
Plus: Loss on early retirement of debt	2,513	—	2,513	—
Less: Equity in income of joint ventures	—	—	—	(3,048)
Adjusted EBITDAre	$224,017	$212,382	$444,073	$394,833
Annualized Adjusted EBITDAre	$896,068	$849,528	$888,146	$789,666

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Unsecured notes payable	$3,364,180	$3,231,938	$3,316,971	$3,284,799
Secured notes payable	391,732	514,650	453,409	257,325
Total debt	3,755,912	3,746,588	3,770,380	3,542,124
Less: Cash and cash equivalents	(6,775)	(31,302)	(8,650)	(360,731)
Net debt	$3,749,137	$3,715,286	$3,761,730	$3,181,393

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Net debt	$3,749,137	$3,715,286	$3,761,730	$3,181,393
Annualized Adjusted EBITDAre	896,068	849,528	888,146	789,666
Net Debt to Annualized Adjusted EBITDAre	4.2x	4.4x	4.2x	4.0x